EXHIBIT A

                            JOINT FILING AGREEMENT
                            ----------------------

          The undersigned hereby agree that the Statement on Schedule 13D to which this Agreement is attached, relating to shares of Common Stock, par value $.005 per share, of College Television Network, Inc., and any amendment to such Statement, will be filed on behalf of each of the undersigned.

          This Agreement may be executed in two (2) or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

          Agreed this 10th day of September, 1999.

                              U-C HOLDINGS, L.L.C.
                              By:  Willis Stein & Partners, L.P.
                                   Its Managing Member
                              By:  Willis Stein & Partners,
                                   L.L.C.
                                   Its General Partner


                                   /s/ Daniel M. Gill
                              ----------------------------------
                              By: Daniel M. Gill
                              Its Managing Director

                              John R. Willis

                                   /s/ Daniel M. Gill
                              ----------------------------------
                              By: Daniel M. Gill pursuant to a Power of
                              Attorney attached hereto and hereby filed with the Commission.

                              Avy H. Stein

                                   /s/ Daniel M. Gill
                              ----------------------------------
                              By: Daniel M. Gill pursuant to a Power of
                              Attorney attached hereto and hereby filed with the Commission.

                              Daniel H. Blumenthal

                                   /s/ Daniel M. Gill
                              ----------------------------------
                              By: Daniel M. Gill pursuant to a Power of
                              Attorney attached hereto and hereby filed with the Commission.

                                   /s/ Daniel M. Gill
                              ----------------------------------
                              Daniel M. Gill

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, John R. Willis, Avy H. Stein, Daniel M. Gill, Beth F. Johnston, and Daniel H. Blumenthal, has made, constituted and appointed, and by these presents does make, constitute and appoint each of John R. Willis, Avy H. Stein, Daniel M. Gill, Beth F. Johnston, and Daniel H. Blumenthal as the undersigned's true and lawful attorney-in-fact and agent, for the undersigned in the undersigned's name, place and stead, to execute, acknowledge, deliver and file, with respect to any company in which Willis Stein & Partners, L.P. has an investment, any and all filings required by Sections 13 and/or 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Statements on Schedule 13D, Statements on
Schedule 13G, Forms 3, 4, and 5, and all amendments thereto to be filed by or on behalf of any of the foregoing, hereby ratifying and confirming all that each said attorney-in-fact and agent may do or cause to be done by virtue hereof.

          The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than each attorney-in-fact named herein.

          WITNESS THE EXECUTION HEREOF this 10th day June, 1997 by the undersigned.


                                        /s/ John R. Willis
                                   ----------------------------------
                                   John R. Willis


                                        /s/ Avy H. Stein
                                   ----------------------------------
                                   Avy H. Stein


                                        /s/ Daniel M. Gill
                                   ----------------------------------
                                   Daniel M. Gill


                                        /s/ Beth F. Johnston
                                   ----------------------------------
                                   Beth F. Johnston


                                        /s/ Daniel H. Blumenthal
                                   ----------------------------------
                                   Daniel H. Blumenthal